UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2005

INTERACTIVE BRAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20958	86-0519152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 SW 10th Street, Deerfield Beach, Florida 33442

(Address of Principal Executive Office) (Zip Code)

(954) 363-4797

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

9

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

9

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

9

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

Regulation FD Disclosure

On June 27, 2005 the Company announced that effective June 28, 2005 the Company’s common stock would commence trading on the Over the Counter Bulletin Board. The Company’s stock will continue to trade under the symbol “IBDI”. The press release is attached as an exhibit hereto.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description

99.1	Press Release dated June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interactive Brand Development, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERACTIVE BRAND DEVELOPMENT, INC.

By:	/s/ STEVE MARKLEY
Steve Markley
Chief Executive Officer

Date:  June 28, 2005

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